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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant                                         [ ]

Filed by a party other than the Registrant                      [X]

     Check the appropriate box:

       [ ]     Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [ ]     Definitive Proxy Statement

       [ ]     Definitive Additional Materials

       [X]     Soliciting Material Pursuant  to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

                            BFMA HOLDING CORPORATION
                              MARIETTA CORPORATION
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    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

                  (1)      Title of each class of securities to which
                        transaction applies:

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                  (1)      Aggregate number of securities to which transaction
                        applies:

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                  (1)      Per unit price or other underlying value of
                        transaction computed pursuant to Exchange Act
                        Rule 0-11:

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                  (1)      Proposed maximum aggregate value of transaction:

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                  (5)      Total fee paid:
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         [ ]      Fee paid previously with preliminary materials:
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         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount Previously Paid:

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                  (1)      Form, Schedule or Registration Statement No.:

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                  (1)      Filing Party:

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                  (1)      Date Filed:

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                            SCHEDULE 13D FILING MADE
                           BY BFMA HOLDING CORPORATION
                            AND MARIETTA CORPORATION

         On June 6, 2002, BFMA Holding Corporation ("BFMA") and Marietta Corporation ("Marietta") filed Amendment No. 11 to the statement on Schedule 13D with respect to its equity ownership in Morton's Restaurant Group, Inc. ("Morton's"). The text of Item 4 discloses the following information:

         On June 6, 2002, BFMA and Marietta jointly filed a preliminary proxy statement with the Securities and Exchange Commission with respect to the Special Meeting of Stockholders of Morton's, the date and location of which is yet to be announced.

         BFMA is currently planning to solicit proxies to oppose the sale transaction between Morton's and an affiliate of John Castle, a director of Morton's (the "Castle Harlan Offer"), which was approved by Morton's Board of Directors. There are two offers to acquire Morton's: (1) the Castle Harlan Offer to acquire Morton's for $12.60 per share in cash and (2) an offer made by Carl Icahn but not yet approved or rejected by the Morton's Board of Directors to acquire Morton's for $13.50 per share in cash.

                       INFORMATION CONCERNING PARTICIPANTS

         BFMA, Marietta and certain other persons named below may be deemed to be participants in the solicitation of proxies in respect of (1) the opposition to the sale of Morton's to an affiliate of John Castle, a director of Morton's and (2) the election of Richard A. Bloom, Charles W. Miersch and Logan D. Delany, Jr. as Directors of Morton's.


NAME                                                 RELATIONSHIP TO BFMA OR MARIETTA

Barry W. Florescue                                   Chief Executive Officer and Director of BFMA and Marietta;
                                                     President of BFMA

Richard A. Bloom                                     President and Chief Operating Officer of Marietta and
                                                     Director of BFMA and Marietta and nominee for director
                                                     of Morton's

Philip A. Shager                                     Senior Vice President, Chief Financial Officer and Treasurer
                                                     of BFMA and Marietta

Ronald C. DeMeo                                      Senior Vice President of Sales and Marketing of Marietta

David P. Hempson                                     Senior Vice President of Operations of Marietta

Logan D. Delany, Jr.                                 Director of BFMA and Marietta and nominee for director of
                                                     Morton's

Charles W. Miersch                                   Director of BFMA and Marietta and nominee for director of
                                                     Morton's

Ned L. Siegel                                        Director of BFMA and Marietta

Charles I. Weissman                                  Assistant Secretary and Director of BFMA and Marietta


         As of June 6, 2002, BFMA beneficially owns 488,500 shares of common stock of Morton's ("Common Stock"), which represents approximately 11.7% of issued and outstanding Common Stock (based on the number of securities contained in Morton's most recently available filing with the Securities and Exchange Commission). In addition, as of June 6, 2002, Barry Florescue ("Florescue") beneficially owns 517,600 shares of Common Stock, which represents approximately 12.4% percent of issued and outstanding Common Stock (based on the number of securities contained in Morton's most recently available filing with the Securities and Exchange Commission), which includes 488,500 shares of Common Stock for which BFMA has sole voting power and sole dispositive power and an additional 29,100 shares of Common Stock which Florescue Family Corporation ("FFC") has sole voting power and sole dispositive power.

         As of June 6, 2002, Florescue and Ned S. Siegel are deemed to be the joint beneficial owners of 56,300 shares of Common Stock, which represents approximately 1.3% percent of issued and outstanding Common Stock (based on the number of securities contained in Morton's most recently available filing with the Securities and Exchange Commission).

         As of June 6, 2002, Richard A. Bloom beneficially owns 10,000 shares of Common Stock, which represents less then one percent of issued and outstanding Common Stock of Morton's (based on the number of securities contained in Morton's most recently available filing with the Securities and Exchange Commission).

         As of June 6, 2002, Charles W. Miersch beneficially owns 1,000 shares of Common Stock, which represents less then one percent of issued and outstanding Common Stock of the Morton's (based on the number of securities contained in the Morton's most recently available filing with the Securities and Exchange Commission).

         As of June 6, 2002, Marietta does not beneficially own any shares of Common Stock of Morton's.

         No other person listed above (or their associates, other than BFMA) currently directly or indirectly own any securities of Morton's, either beneficially or of record, except indirectly through their ownership of securities of BFMA. BFMA owns 100% of Marietta common stock. Collectively, the directors and executive officers of BFMA beneficially own approximately 83% of the outstanding shares of BFMA common stock.



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                              SECURITIES LAW LEGEND

         ON JUNE 6, 2002, BFMA HOLDING CORPORATION AND MARIETTA CORPORATION FILED A PRELIMINARY PROXY STATEMENT CONTAINING INFORMATION ABOUT BFMA AND MARIETTA, BFMA'S AND MARIETTA'S OPPOSITION TO THE SALE OF MORTON'S TO AN AFFILIATE OF JOHN CASTLE, A DIRECTOR OF MORTON'S (THE "CASTLE HARLAN OFFER") AND RELATED MATTERS. BFMA AND MARIETTA ANTICIPATE THAT THEY WILL CAUSE THEIR DEFINITIVE PROXY STATEMENT AND THE RELATED FORM OF PROXY TO BE MAILED TO YOU WHEN COMPLETED. BFMA AND MARIETTA INTEND TO SEND A COPY OF THE DEFINITIVE PROXY STATEMENT TO STOCKHOLDERS TO SOLICIT PROXIES IN OPPOSITION TO THE CASTLE HARLAN OFFER.

         IN ADDITION, MORTON'S PUBLIC STATEMENTS SUGGESTS THAT IT WILL ONLY HOLD A MEETING TO ELECT DIRECTORS IN THE EVENT THAT THE STOCKHOLDERS REJECT THE CASTLE HARLAN OFFER. NEITHER BFMA NOR MARIETTA IS SOLICITING PROXIES TO ELECT DIRECTORS AT THIS TIME. IN THE EVENT THAT MORTON'S CHOOSES OR IS REQUIRED TO HOLD A MEETING TO ELECT DIRECTORS, BFMA AND MARIETTA ALSO CURRENTLY INTENDS TO SOLICIT PROXIES TO ELECT ITS SLATE OF DIRECTORS. IN THAT EVENT, BFMA AND MARIETTA WILL PREPARE AND CAUSE A PROXY STATEMENT AND THE RELATED FORM OF PROXY TO BE MAILED TO YOU, IF AND WHEN COMPLETED.

         YOU SHOULD READ THE PROXY STATEMENT(S), IF AND WHEN AVAILABLE, TO OBTAIN INFORMATION ABOUT BFMA, MARIETTA, THEIR RESPECTIVE OFFICERS AND DIRECTORS, INCLUDING RICHARD A. BLOOM, CHARLES W. MIERSCH AND LOGAN D. DELANY, JR., MORTON'S AND THE CASTLE HARLAN OFFER. A COPY OF THE PROXY STATEMENT(S) AND OTHER RELATED DOCUMENTS PREPARED BY OR ON BEHALF OF BFMA AND MARIETTA AND FILED WITH THE SEC WILL BE AVAILABLE FOR FREE, EITHER AT THE WEB SITE OF THE SEC ( OR FROM BFMA BY WRITING TO: BFMA HOLDING CORPORATION, 50 EAST SAMPLE ROAD, SUITE 400, POMPANO BEACH, FL 33064, ATTENTION: SECRETARY.